Investor Presentation March 2022 1 Exhibit 99.1

Important Information Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the outlook for the quarter ending April 30, 2022 found within this presentation. These statements are subject to change. Forward- looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward- looking statements contained in this presentation. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include the duration and severity of a pandemic caused by COVID-19, our ability to comply with various COVID-19 legal and contractual requirements and the impacts that those requirements may have on our workforce and our ability to perform our work, vaccination rates in the areas where we operate, any worsening of the pandemic caused by increasing infection rates triggered by new variants, future economic conditions and trends including the potential impacts of an inflationary economic environment, customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the related impact to the Company’s backlog from project cancellations, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, the Company’s ability to generate sufficient cash to service its indebtedness, restrictions imposed by the Company’s credit agreement, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on March 23, 2022 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 2

Dycom Overview • Leading supplier of specialty contracting services to telecommunication providers throughout the US • Intensely focused on the telecommunications market providing our customers with critical network infrastructure that is fundamental to economic progress • Durable customer relationships with well established, leading telecommunication providers that span decades • Anchored by Master Service Agreements (MSAs) and other long-term contracts • Solid financial profile that positions us well to benefit from future growth opportunities 3

Financial Overview Fiscal 2022 Annual Operating Performance • Contract Revenues of $3.131 billion • Non-GAAP Adjusted EBITDA of $244.3 million, or 7.8% of contract revenues Backlog and Headcount as of January 29, 2022 (Q4 2022) • Total Backlog of $5.822 billion • Employee headcount of 15,000+ Liquidity as of January 29, 2022 (Q4 2022) • Solid liquidity of $351.5 million • Robust operating cash flows of $145.5 million during Q4 2022 • Sound credit metrics and no near term debt maturities 4

Strong Secular Trend 5 • The monthly weighted average data consumed by subscribers in 4Q-21 was a record of 536.3 GB, up 11% from 4Q-20 • 83% of these subscribers are provisioned at speeds of 100+ Mbps • The gigabit subscriber tier exceeded 12% of all subscribers for the first time in 4Q-21, up from 8.5% in 4Q-20 Accelerating Bandwidth Usage and Speed Tier GrowthAverage Upload Consumption Per Subscriber “Demand for high-speed broadband is increasing at an accelerating pace. Between 2020 and 2025, usage is expected to triple and fiber is clearly the best product to meet this rising demand. Fiber's performance is vastly superior to cable today with 34% faster download speeds, roughly 18x faster upload speeds and 42% lower latency level than cable. We're seeing the demand in real time across our network. ” - John Stratton, Executive Chairman, Frontier Communications, February 2022 Data usage and download/upload speeds continue to increase as consumer behavior moves to streaming, video conferencing, and connected devices 17% 83% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Provisioned Speed Tiers of Broadband Subscribers <100 Mbps 100+ Mbps 482.6 536.3 450 460 470 480 490 500 510 520 530 540 550 G ig a b y te s Weighted Average Data Consumed per Month 4Q 20 4Q 21 15 15 16 19 23 24 25 31 30 28 28 32 Q1 Q2 Q3 Q4 G ig a b y te s 2019 2020 2021 Source: OpenVault Broadband Industry Reports

Industry Update The industry effort to deploy high-capacity fiber networks continues to meaningfully broaden the set of opportunities for our industry • Major industry participants are constructing or upgrading significant wireline networks across broad sections of the country • High-capacity fiber networks are increasingly viewed as the most cost effective technology, enabling multiple revenue streams from a single investment • Fiber network deployment opportunities are increasing in rural America; federal and state support programs for the construction of communications networks in unserved and underserved areas across the country are unprecedented • Macroeconomic effects and supply constraints may influence the near-term execution of some customer plans Our scale and financial strength position us well to take advantage of these opportunities to deliver valuable services to our customers, including integrated planning, engineering and design, procurement and construction and maintenance services 6

Intensely Focused on Telecommunications Market Dycom’s extensive market presence and complete lifecycle services offering have allowed the Company to be at the forefront of evolving industry opportunities • Telephone companies are deploying FTTH to enable gigabit high speed connections and, increasingly, rural electric utilities are doing the same • Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands is beginning and expected to increase next year • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are deploying fiber to small and medium businesses and enterprises, partly in anticipation of the customer sales process; deployments to expand capacity as well as new build opportunities are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business 7 PROGRAM MANAGEMENT PLANNING ENGINEERING & DESIGN PROCUREMENT & CONSTRUCTION FULFILLMENT MAINTENANCE Fiscal 2022 Revenue by Customer Type Telecommunications 88.7% Underground Locating 8.2% Electric/Gas Utilities & Other 3.1% Our Complete Lifecycle Service Offerings

Strong Tailwinds For Fiber Deployments 8 FTTH Passings Outlook • Increasing consumer demand for bandwidth continues to drive fiber deployments • Fiber passings with telcos are poised to materially accelerate, with an estimated > 40 million premises to be connected to fiber through 2025; doubling current passings • By 2025, its estimated that almost 60% of US homes and businesses will have a direct fiber connection, vs. approximately 32% at the end of 2020 Collective strategic clarity around US telco fiber build plans “And with fiber being such a superior technology, let's talk about the number of residential and business customers not currently served by fiber. In fact, in urban and suburban areas, we estimate there are roughly 50 million households and nearly 10 million business locations that are prime for fiber and are not covered today. This provides a strong growth vector for AT&T. After all, why wouldn't everyone want the best. ” - Jeffery McElfresh, CEO of AT&T Communications AT&T, March 2022 “Let me start with Quantum Fiber. There's a tremendous amount of activity here at Lumen as we rev up the Quantum engine. We are readying the platform to deliver on our plans and remain very confident in our opportunity to deliver the terrific experience provided by Quantum to more than 12 million locations over the coming years. ” - Jeffrey K. Storey, CEO Lumen, February 2022 Source: Wells Fargo Equity Research Estimates

5G Deployment 9 Growth in Number of Small/Macro Cells • Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term • Hundreds of thousands of small cells will need to be deployed in the next few years to meet growing demands • Emerging wireless technologies driving significant wireline deployments • Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications Wireless construction activity in support of newly available spectrum expected to increase in 2022 “Customers want a consistent experience on connectivity, and it's a race to the home and to deploy 5G across the country. Our capital investment will be elevated over the next few years as we aggressively build a next-generation network with fiber and 5G…We will deploy our mid-band spectrum to over 200 million POPs by the end of 2023. This complements our strong 5G footprint, which today covers more than 255 million POPs in more than 16,000 cities and towns. Our fast, reliable and secure 5G network will maintain its leadership with coverage and consistency. ” - Jeffery McElfresh, CEO of AT&T Communications AT&T, March 2022 Source: Cowen and Company

Local Credibility, National Capability Nationwide footprint with more than 40 operating subsidiaries and 15,000+ employees 10 Operating Subsidiaries

Durable Customer Relationships 11

Anchored by Long-Term Agreements 12 FY 2022 Revenue by Contract Type Backlog2 • Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years • Generally multiple agreements maintained with each customer • Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery • Backlog at $5.822 billion as of Q4 2022 $2.512 $2.455 $2.339 $2.787 $2.746 $2.655 $2.938 $3.072 $6.442 $6.441 $5.412 $6.810 $6.528 $5.895 $5.896 $5.822 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 $ B il li o n s Next 12 month backlog

10+ Years of Robust Cash Flow Generation 13 Prudent approach to capital allocation: • $581 million invested in share repurchases • $582 million invested in business acquisitions • $1,155 million in CapEx, net of disposals Robust cash flow generation and prudent capital allocation provide strong foundation for returns Fiscal 2012 – Fiscal 2022 Strong operating cash flows of $1.949 billion over 10+ years

Capital Allocated to Maximize Returns Invest in Organic Growth • Focus on organic growth opportunities through strategic capital investments in the business Pursue Complementary Acquisitions • Selectively acquire businesses that further strengthen our customer relationships, geographic scope, and technical service offerings Shares Repurchases • Repurchased 26.4 million shares for approximately $865 million from fiscal 2006 through January 29, 2022 (Q4 2022) • $150 million authorization available for share repurchases through August 2023 14 Dycom is committed to maximizing long term returns through prudent capital allocation

Committed to Sustainability 15 • Built a program anchored to three core pillars – People, Safety and Environment – that are both important to our long-term success and important to our key stakeholders • Completed a baseline ESG materiality assessment that identified our top priorities • Established a cross-functional Sustainability Committee to lead Dycom’s ESG program; reporting responsibility to the Board of Director’s Corporate Governance Committee that maintains oversight of corporate responsibility and ESG matters • Launched our initial Sustainability webpage: https://sustainability.dycomind.com/ • Aligned our goals with four of the United Nations’ Sustainable Development Goals (SDGs): Good Health, Quality Education, Good Jobs and Economic Growth, Climate Action FY 2022 Sustainability Highlights People Safety Environment Employees are our most important resource and are at the heart of everything we do. We strive every day to create the right environment for them to grow their skills, work collaboratively, and deliver our services at the highest quality to our customers. We strive to ensure the highest level of protection for our employees, customers, and the community in which we operate by fostering an instinctually safe culture. Working together, we strive to continually reduce our environmental impact by embracing advancements in sustainable technologies optimized by core business practices and a highly skilled workforce. We believe that addressing sustainability risks and opportunities through our corporate strategy and operations allows us to best serve our stakeholders

FINANCIAL UPDATE 16

Annual Trends 17 $2,978 $3,128 $3,340 $3,199 $3,131 4 Qtrs Ended Jan 2018 FY 2019 FY 2020 FY 2021 FY 2022 Contract Revenues $ M il li o n s $383 $330 $310 $311 $244 12.9% 10.5% 9.3% 9.7% 7.8% 4 Qtrs Ended Jan 2018 FY 2019 FY 2020 FY 2021 FY 2022 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA % $ M il li o n s 1 1

Quarterly Trends 18 $814 $824 $810 $751 $727 $788 $854 $761 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Contract Revenues $ M il li o n s $70 $103 $93 $46 $44 $74 $83 $43 8.6% 12.5% 11.5% 6.1% 6.1% 9.4% 9.7% 5.7% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA % $ M il li o n s (1.8)% (6.8)% (9.4)% (6.2)% (11.1)% (4.4)% 6.6% 10.1% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Non-GAAP Organic Growth (Decline) %3 $0.36 $1.18 $1.06 $(0.07) $(0.04) $0.60 $0.95 $0.02 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Non-GAAP Adjusted Diluted EPS

Debt and Liquidity Overview Debt maturity profile and liquidity provide financial flexibility 19 • Solid liquidity of $351.5 million at Q4 2022 • Sound credit metrics and no near term debt maturities • Capital allocation prioritizes organic growth, followed by opportunistic share repurchases and M&A, within the context of the Company’s historical range of net leverage $ Millions Q3 2022 Q4 2022 Debt Summary 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:4 Term Loan Facility 350.0 350.0 Revolving Facility - - Total Notional Amount of Debt $ 850.0 $ 850.0 Less: Cash and Equivalents 263.7 310.8 Notional Net Debt 586.3 539.2 Liquidity 5 $ 314.7 $ 351.5

Cash Flow Overview 20 Operating Cash Flow • Robust operating cash flows of $145.5 million during Q4 2022 • Repurchased 600,000 common shares for $56.1 million at an average price of $93.55 per share during Q4 2022 • Capital expenditures, net of disposals, for fiscal 2023 anticipated at $180 - $190 million • Total DSOs of 108 days improved 5 days sequentially as we made substantial progress on a large customer program 4 Qtrs Ended Jan 20181 $ Millions Q4 2021 Q4 2022 Cash Flow Summary Operating cash flow $ 102.4 $ 145.5 Capital expenditures, net of disposals $ (20.4) $ (43.4) Borrowings on Senior Credit Facility $ 14.4 $ - Repurchase of common stock $ (100.0) $ (56.1) Other financing & investing activities, net $ 0.1 $ 1.1 Days Sales Oustanding ("DSO") Q3 2022 Q4 2022 Total DSO6 113 108

QUESTIONS AND ANSWERS 21

Outlook for Quarter Ending April 30, 2022 (Q1 2023) 22 Q1 2023 Outlook: CONTRACT REVENUES Increase mid-to-high single digits as a percentage of contract revenues compared to Q1 2022 NON-GAAP ADJUSTED EBITDA % OF CONTRACT REVENUES Increases modestly as compared to Q1 2022 NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE (As a % of Non-GAAP Adjusted Income Before Taxes) Approximately 27.0% DILUTED SHARES 30.2 million This slide was used on March 2, 2022 in connection with the Company’s conference call for its fiscal 2022 fourth quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in this slide that are forward-looking are based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on March 2, 2022.

Notes 1. Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. Amounts provided for the Four Quarters Ended January 27, 2018 represent the aggregate of Q3 2017, Q4 2017, Q1 2018, and Q2 2018 for comparative purposes to other twelve month periods presented. 2. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 3. Organic growth (decline) % adjusted for revenues from acquired businesses, storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 4. As of both Q3 2022 and Q4 2022, the Company had $46.3 million of standby letters of credit outstanding under the Senior Credit Facility. 5. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 6. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 23

The people connecting America® 24